                                                                    EXHIBIT 99.1

                         [VERITAS SOFTWARE LETTERHEAD]


FOR IMMEDIATE RELEASE



             VERITAS SOFTWARE REPORTS RECORD FOURTH-QUARTER RESULTS;
                 REVENUE UP 80% TO $226 MILLION FOR THE QUARTER

                 Pro forma Quarterly Net Income Grows 112% While
                 1999 Pro forma Annual Revenue Tops $700 Million

MOUNTAIN VIEW, CALIF. - JANUARY 27, 2000 - VERITAS(R) Software Corporation (Nasdaq: VRTS), the industry's leading enterprise-class application storage management software provider, today announced record financial results for its fourth-quarter ended December 31, 1999. The Company achieved fourth-quarter revenue of $226.2 million, an increase of 80% over last year's pro forma fourth-quarter revenue of $126.0 million. Pro forma net income, which excludes purchase accounting adjustments, increased to $50.7 million from $23.9 million for the prior year, a 112% increase. Diluted pro forma net income per share for the fourth-quarter was $0.18, a 100% increase from $0.09 for the same period last year. VERITAS Software's pro forma operating margin expanded to 34% for the fourth-quarter.

The Company's as-reported revenue for the fourth-quarter was $226.2 million, compared with $67.1 million for the same period last year. For the fourth-quarter, VERITAS Software reported a net loss of $170.6 million, or $0.66 per share, compared with net income of $21.5 million, or $0.14 per share on a diluted basis for the prior year. Included in the current period's net loss is $235.2 million of purchase accounting amortization.

"Clearly, we have emerged from 1999 as the leader in heterogeneous application storage management software, with powerful solutions for both UNIX and Windows NT platforms," said Mark Leslie, chairman and CEO of VERITAS Software. "Our fourth-quarter results demonstrate our success in leveraging new, high-growth markets, such as Internet businesses. Our dramatic quarterly results add to what has been an excellent year in which we built the broadest roster of application storage management technology, deepest strategic partnerships, strongest sales channel infrastructure and most responsive global technical support organization in the storage management software industry. The net result is a dynamic organization equipped to efficiently deliver the advanced solutions today's customers with mission-critical requirements demand."

VERITAS Software Q4 Earnings Release
Page 2

On a pro forma basis for the years ended December 31, 1999 and 1998, VERITAS Software had revenue of $700.0 million and $410.0 million, respectively, a 71% year-over-year increase. Pro forma net income increased to $146.7 million from $69.8 million in the prior period, a 110% increase. Pro forma diluted net income per share was $0.52, compared with $0.26 for the same period last year, a 100% increase.

The Company's as-reported revenue for the year ended December 31, 1999 was $596.1 million, compared with $210.9 million for the prior year. For the year, VERITAS Software reported a net loss of $503.0 million, or $2.38 per share, compared with net income of $51.6 million, or $0.33 per share on a diluted basis for the prior year.

To better facilitate the financial reporting, the Company has added an additional financial table to this earnings release: "Pro forma Statements of Operations." These pro forma statements are intended to present the Company's operating results excluding purchase accounting adjustments but including the results of Seagate Software NSMG and TeleBackup Systems assuming the companies had been combined at the beginning of all periods presented.

ABOUT VERITAS SOFTWARE

For enterprise customers who demand the continuous availability of business-critical information, VERITAS Software Corporation (Nasdaq: VRTS), the industry's leading enterprise-class application storage management software provider, ensures information availability from business-critical applications by delivering integrated, cross-platform storage management software solutions. The Company's products enable Business Without Interruption(TM) and are designed to protect, access and manage business-critical application information. VERITAS Software products are delivered through a global end user sales force and a worldwide network of enterprise VARs, resellers and OEM partners. The Company's corporate headquarters is located at 1600 Plymouth Street, Mountain View, CA 94043. Telephone: (650) 335-8000. Fax: (650) 335-8050.
Email: vx-sales@veritas.com. WWW site: http://www.veritas.com/.

                                       ###

FOR FURTHER INFORMATION CONTACT:
Ken Lonchar, Senior Vice President and CFO, VERITAS Software
(650) 526-2501, ken.lonchar@veritas.com

Dave Galiotto, Vice President of Finance/Investor Relations, VERITAS Software
(650) 318-4047, dave.galiotto@veritas.com

Erin Jones, Public Relations Director, VERITAS Software
(805) 783-4528, erin.jones@veritas.com

This press release may include estimates and forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and 21E of the Securities Exchange Act of 1934. These forward-looking statements involve a number of risks and uncertainties, including the timely development and market acceptance of our products and our ability to manage our business effectively, that could cause the actual results we achieve to differ materially from such forward-looking statements. For more information regarding potential risks, see the "Factors That May Affect Future Results" section of our most recent reports on Form 10-K and Form 10-Q on file with the SEC.

                          VERITAS SOFTWARE CORPORATION
                       PRO FORMA STATEMENTS OF OPERATIONS
                                   UNAUDITED
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                              THREE MONTHS ENDED     TWELVE MONTHS ENDED
                                                 DECEMBER 31,            DECEMBER 31,
                                             --------------------    --------------------
                                               1999        1998        1999        1998
                                             --------    --------    --------    --------
NET REVENUE:
User license fees..........................  $191,289    $108,764    $597,008    $355,775
  Services.................................    34,870      17,228     103,019      54,223
                                             --------    --------    --------    --------
          Total net revenue................   226,159     125,992     700,027     409,998
COST OF REVENUE:
  User license fees........................    10,062       3,994      26,373      20,991
  Services.................................    12,593       6,920      39,606      23,925
                                             --------    --------    --------    --------
          Total cost of revenue............    22,655      10,914      65,979      44,916
                                             --------    --------    --------    --------
Gross profit...............................   203,504     115,078     634,048     365,082
OPERATING EXPENSES:
  Selling and marketing....................    82,699      48,200     261,089     153,291
  Research and development.................    31,187      22,174     109,539      74,739
  General and administrative...............    12,754       8,888      43,250      32,556
                                             --------    --------    --------    --------
          Total operating expenses.........   126,640      79,262     413,878     260,586
                                             --------    --------    --------    --------
Income from operations.....................    76,864      35,816     220,170     104,496
Interest and other income, net.............     9,883       3,645      24,723      12,245
Interest expense...........................    (7,516)     (1,492)    (15,664)     (6,006)
                                             --------    --------    --------    --------
Income before income taxes.................    79,231      37,969     229,229     110,735
Provision for income taxes.................    28,523      14,049      82,523      40,973
                                             --------    --------    --------    --------
Pro forma net income.......................  $ 50,708    $ 23,920    $146,706    $ 69,762
                                             ========    ========    ========    ========
Pro forma net income per
  share -- basic(1)........................  $   0.20    $   0.10    $   0.57    $   0.28
                                             ========    ========    ========    ========
Pro forma net income per
  share -- diluted(1)......................  $   0.18    $   0.09    $   0.52    $   0.26
                                             ========    ========    ========    ========
Shares used in per share
  calculation -- basic(1)..................   259,606     250,835     255,353     249,323
                                             ========    ========    ========    ========
Shares used in per share calculation --
  diluted(1)...............................   288,290     271,198     281,624     271,121
                                             ========    ========    ========    ========

-------------------------
(1) Share and per share data applicable to prior periods has been restated to give retroactive effect to a 2-for-1 stock split in the form of a stock dividend effected in July 1999 and a 3-for-2 stock split in the form of a stock dividend effected in November 1999.

     The pro forma statement of operations is intended to present our operating results excluding purchase accounting adjustments but including the results of NSMG and Telebackup assuming the companies had been combined at the beginning of the three and twelve month period ended December 31, 1999 and 1998, respectively. Such purchase accounting adjustments would include amortization of developed technology, amortization of goodwill and intangibles, restructuring and other merger costs, in-process research and development costs, and related adjustments for income tax provision.

                          VERITAS SOFTWARE CORPORATION
                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                               THREE MONTHS ENDED    TWELVE MONTHS ENDED
                                                  DECEMBER 31,           DECEMBER 31,
                                              --------------------   --------------------
                                                1999        1998       1999        1998
                                              ---------   --------   ---------   --------
                                                  (UNAUDITED)
Net revenue:
User license fees...........................  $ 191,289   $ 52,870   $ 498,014   $167,703
  Services..................................     34,870     14,255      98,098     43,162
                                              ---------   --------   ---------   --------
     Total net revenue......................    226,159     67,125     596,112    210,865
Cost of revenue:
  User license fees.........................     10,062      1,186      20,735      8,798
  Services..................................     12,593      6,044      38,161     20,663
  Amortization of developed technology......     15,395         --      35,659         --
                                              ---------   --------   ---------   --------
     Total cost of revenue..................     38,050      7,230      94,555     29,461
                                              ---------   --------   ---------   --------
Gross profit................................    188,109     59,895     501,557    181,404
Operating expenses:
  Selling and marketing.....................     82,699     25,977     221,989     76,392
  Research and development..................     31,187     12,883      94,477     40,239
  General and administrative................     12,754      3,430      34,185     10,505
  Amortization of goodwill and other
     intangibles............................    219,760         --     510,943         --
  In-process research and development.......         --     (1,650)    104,200        600
  Merger and restructuring costs............         --         --      11,000         --
                                              ---------   --------   ---------   --------
     Total operating expenses...............    346,400     40,640     976,794    127,736
                                              ---------   --------   ---------   --------
Income (loss) from operations...............   (158,291)    19,255    (475,237)    53,668
Interest and other income, net..............      9,883      3,269      23,328     11,822
Interest expense............................     (7,516)    (1,432)    (15,659)    (5,701)
                                              ---------   --------   ---------   --------
Income (loss) before income taxes...........   (155,924)    21,092    (467,568)    59,789
Provision for income taxes..................     14,712       (367)     35,390      8,141
                                              ---------   --------   ---------   --------
Net income (loss)...........................  $(170,636)  $ 21,459   $(502,958)  $ 51,648
                                              =========   ========   =========   ========
Net income (loss) per share -- basic(1).....  $   (0.66)  $   0.15   $   (2.38)  $   0.37
                                              =========   ========   =========   ========
Net income (loss) per share -- diluted(1)...  $   (0.66)  $   0.14   $   (2.38)  $   0.33
                                              =========   ========   =========   ========
Shares used in per share
  calculation -- basic(1)...................    259,606    142,551     211,261    141,039
                                              =========   ========   =========   ========
Shares used in per share
  calculation -- diluted(1).................    259,606    156,125     211,261    155,012
                                              =========   ========   =========   ========

-------------------------
(1) Share and per share data applicable to prior periods has been restated to give retroactive effect to a 2-for-1 stock split in the form of a stock dividend effected in July 1999 and a 3-for-2 stock split in the form of a stock dividend effected in November 1999.

                          VERITAS SOFTWARE CORPORATION
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                              DECEMBER 31,    DECEMBER 31,
                                                                  1999            1998
                                                              ------------    ------------
ASSETS
Current assets:
  Cash and short-term investments...........................   $  692,381       $211,126
  Accounts receivable, net..................................      132,180         52,697
  Deferred income taxes.....................................       23,803          4,272
  Other current assets......................................       13,381          9,237
                                                               ----------       --------
     Total current assets...................................      861,745        277,332
Long-term investments.......................................       65,036         31,925
Property and equipment......................................       76,958         26,518
Goodwill and other intangibles..............................    3,226,749          4,005
Deferred income taxes.......................................           --          7,928
Other assets................................................        2,789          1,409
                                                               ----------       --------
     Total assets...........................................   $4,233,277       $349,117
                                                               ==========       ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable..........................................   $   30,229       $  4,958
  Accrued compensation and benefits.........................       35,560         11,267
  Accrued acquisition and restructuring costs...............       24,202            478
  Other accrued liabilities.................................       41,727         10,718
  Income taxes payable......................................        6,804         13,424
  Customer advances.........................................        5,208             --
  Deferred revenue..........................................       86,979         37,645
                                                               ----------       --------
     Total current liabilities..............................      230,709         78,490
Non-current liabilities:
  Convertible subordinated notes............................      451,044        100,000
  Deferred income taxes.....................................      157,867             --
  Other non-current liabilities.............................          596            773
                                                               ----------       --------
     Total non-current liabilities..........................      609,507        100,773
Stockholders' equity........................................    3,393,061        169,854
                                                               ----------       --------
     Total liabilities and stockholders' equity.............   $4,233,277       $349,117
                                                               ==========       ========